GENERAL	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Business Description and Basis of Presentation [Text Block]
NOTE 1:- GENERAL

a)
ViryaNet Ltd., an Israeli company (the “Company”), was established in 1988. The Company is a leading provider of software solutions that optimize and allow for the continuous improvement of service processes for mobile workforces. Using an integrated approach, the Company helps its customers attain the maximum benefits from ViryaNet G4, its mobile workforce management solution. This integrated approach consists of a Performance Management practice and an innovative product, ensuring that the Company’s customers can implement change, enable differentiation, and provide for continuous improvement. The Company has partnerships with leading platform and system integration companies that enable it to serve customers around the world.

b)
The Company has three wholly-owned subsidiaries in the United States— ViryaNet Inc. and its two subsidiaries (iMedeon Inc., which is not active, and Utility Partners Inc. (collectively, “ViryaNet U.S.”)). During the year ended December 31, 2011, ViryaNet Inc. sold ViryaNet PTY Ltd., its subsidiary in Australia (“ViryaNet Australia”), and filed an application with the U.K. Companies House to strike off its wholly inactive subsidiary in the U.K., ViryaNet Europe Ltd, (“ViryaNet Europe”), which became effective in April 2012 (see Note 3).

c)	The Company’s sales are generated in North America, Europe, Asia-Pacific and South America. As for major customers, see Note 14.

d)
The Company devotes substantial efforts towards activities such as research and development, and marketing and selling its products. In the course of such activities, the Company and its subsidiaries have generated variable levels of revenues and operating results over the past several years and have not achieved positive working capital. There is no assurance that profitable operations or positive cash flows from operations can be maintained on a continuing basis.